UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2024

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Knight-Swift Transportation Holdings Inc.

(Exact name of registrant as specified in its charter)
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Delaware	001-35007	20-5589597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2002 West Wahalla Lane
Phoenix, Arizona 85027
(Address of principal executive offices and zip code)
(602) 269-2000
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 Par Value	KNX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                                                ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
Effective February 26, 2024, the Board of Directors (the “Board”) of Knight-Swift Transportation Holdings Inc., a Delaware corporation (the “Company”), promoted Adam W. Miller, 43, to Chief Executive Officer, succeeding David A. Jackson. Mr. Miller also became a member of the Board. Mr. Jackson has stepped down as Chief Executive Officer of the Company and a member of the Board. Mr. Jackson’s separation from the Company was not the result of any disagreement with the Company on any matter relating to operations, policies or practices.
Mr. Miller joined Knight Transportation, Inc. in 2002. Following the merger with Swift Transportation Company in September 2017, Mr. Miller was appointed as the Chief Financial Officer of the Company, and in November 2020, Mr. Miller was appointed President of Swift Transportation Company. Before the merger, he served as Chief Financial Officer of Knight Transportation, Inc. since 2012, and also served as the Secretary and Treasurer of Knight Transportation, Inc. from 2011 to 2017 and Treasurer Knight Transportation, Inc since 2011.Prior to becoming Chief Financial Officer of Knight Transportation, Inc., Mr. Miller served as the Senior Vice President of Accounting and Finance from 2011 to 2012 and as Controller of Knight Refrigerated, LLC, a subsidiary of Knight, from 2006 to 2011. Prior to his appointment as Controller of Knight Refrigerated, LLC, Mr. Miller served in several other accounting and finance positions at Knight Transportation, Inc. since 2002. Mr. Miller earned his Bachelor of Science degree in Accounting from Arizona State University and is a Certified Public Accountant in the state of Arizona. Mr. Miller’s long history with the Company and Knight Transportation, Inc. qualify Mr. Miller to serve as a member of the Board. Adjustments to Mr. Miller’s compensation in connection with his appointment as Chief Executive Officer have not been determined at this time but will be established by the Compensation Committee of the Board. The Company will file an amendment to this Current Report on Form 8-K disclosing any material compensation adjustments made in connection with this appointment when determined.
Also effective February 26, 2024, Mr. Miller stepped down as the Chief Financial Officer of the Company, and the Board appointed Andrew Hess, 51, as Chief Financial Officer of the Company. Mr. Hess has served as the Company’s Senior Vice President of Finance and Corporate Development since January 2021, and as Senior Vice President of Finance for Swift Transportation since May 2023. Mr. Hess served as Senior Vice President of Finance for Knight Transportation beginning in April 2019. Having led our M&A activities since January 2021, Mr. Hess played a critical role in our acquisitions of AAA Cooper, MME, and U.S. Xpress, and gained an understanding of the revenue and cost drivers of the Company’s business. Prior to joining the Company, Mr. Hess served in various roles at Honeywell International, Inc., most recently serving as Vice President and Chief Financial Officer of Aerospace Services & Connectivity from December 2016 to April 2019. Mr. Hess obtained his Bachelor of Arts degree in International Relations and a Master of Business Administration degree, both from Brigham Young University. Adjustments to Mr. Hess’s compensation in connection with his appointment as Chief Financial Officer have not been determined at this time but will be established by the Compensation Committee of the Board. The Company will file an amendment to this Current Report on Form 8-K disclosing any material compensation adjustments made in connection with this appointment when determined.
There is no arrangement or understanding between either Mr. Miller or Mr. Hess and any other person pursuant to which Mr. Miller or Mr. Hess was appointed Chief Executive Officer and Chief Financial Officer of the Company, respectively. Neither Mr. Miller nor Mr. Hess has any familial relationships requiring disclosure under Item 401(d) of Regulation S-K. Neither Mr. Miller nor Mr. Hess has a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
In connection with Mr. Jackson’s departure from the Company, the Company expects to enter into a Severance Agreement and Release (the “Severance Agreement”) with Mr. Jackson. The material terms of the Severance Agreement will be included in a subsequent Current Report on Form 8-K.
The information contained in this Current Report may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act f 1934, as amended, and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. Such statements are made based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results or events may differ from those anticipated by the forward-looking statements. Please refer to the paragraphs at the end of the attached press release and at the beginning of the attached presentation, as well as various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knight-Swift Transportation Holdings Inc.
(Registrant)

Date:	March 1, 2024	/s/ Adam W. Miller
Adam W. Miller
Chief Executive Officer